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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported) November 6, 2003
                                                  (November 6, 2003)

                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-12699                  95-4803544
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(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)          Identification No.)

        3100 Ocean Park Blvd., Santa Monica,                  CA 90405
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    (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (310) 255-2000
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release of Activision, Inc., dated November 6, 2003.

Item 12.  Results of Operations and Financial Condition.

          On November 6, 2003, Activision, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1.

          The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2003

                                 ACTIVISION, INC.

                                 By:/s/ Ronald Doornink
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                                    Name:  Ronald Doornink
                                    Title: President